                                     A Swiss
                                   Investments
                                      Fund

                                    THE SWISS
                                ---------------
                                    HELVETIA
                                ---------------
                                   FUND, INC.
                                ---------------

Quarterly Report
For the Period Ended
March 31, 1999

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers


Paul Hottinguer
Chairman and
Chief Executive Officer

Eric R. Gabus
Vice Chairman
(Non officer)

Alexandre de Takacsy
Director

Claude Frey
Director

Baron Hottinger
Director

Claude Mosseri-Marlio
Director

Didier Pineau-Valencienne
Director

Stephen K. West, Esq.
Director

Samuel B. Witt III, Esq.
Director

Rodolphe Hottinger
President and
Chief Operating Officer

Rudolf Millisits
Vice President

Edward J. Veilleux
Vice President and Treasurer

Scott J. Liotta
Vice President

Paul R. Brenner, Esq.
Secretary

Joseph A. Finelli
Assistant Treasurer

Investment Advisor
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

Administrator
Investment Company Capital Corp.

Custodian
PFPC Trust Company

Transfer Agent
PFPC,Inc.
(800) 852-4750

Legal Counsel
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener

Independent Auditors
Deloitte & Touche LLP

For Dividend Reinvestment Information, see page 12.

The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

Executive Offices
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931

Website Address
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

Quarter in Review

Economic environment

     The first days of the current year witnessed the smooth birth of the Euro. Technically it was a success with only a few problems occurring in the Euro settlement system. The euphoria was shortlived however. Shortly after its introduction, the Euro started to weaken against the U.S. dollar and, to a much lesser extent, against the Swiss Franc as some of the structural problems of the Euro's architecture started to surface. Those problems were exacerbated by some slowing of the European economies in the aftermath of South-East Asian and Latin American financial crises and the partial deterioration of business confidence. The shocks created by the different economic cycles of member countries could no longer be absorbed by fluctuations in currencies, changes in monetary policy or changes in governmental budgets and labor mobility was too low in the early stages of the Union to compensate for the situation. The European Central bank was torn between taking the orthodox approach of low inflation targets and currency stability on the one hand and confronting the imperatives of economic growth on the other.

     As a result, real interest rates differed across the Union. They were higher in Germany (due to the deflation induced by weak economic activity) and lower in Spain and France. The European Central Bank therefore had a difficult task. In addition, European interest rate policy was put on hold during a controversy with the German FinanceMinister, culminating in the resignation of Mr. Lafontaine. In this context of slowing growth and bottoming out of interest rates, the continental stock markets were mostly weak performers.

--------------------------------------------------------------------------------

                                                Local currency     U.S. Dollars
--------------------------------------------------------------------------------
  USA(S&P 500)                                       4.42%             4.42%

  Swiss Performance Index (SPI)                      0.94%            -6.13%

  Germany (DAX)                                     -2.36%            -9.80%

  France (CAC40)                                     6.47%            -1.07%

  Spain (IBEX)                                      -0.97%            -8.15%

  Italy (MIB 30)                                     5.19%            -2.50%

  United Kingdom
   (FTSE All-Share)                                  8.26%            -5.20%
--------------------------------------------------------------------------------

Swiss economy and stock market

     Switzerland`s real Gross Domestic Product increased at an annualized rate of 1% in the final quarter of 1998. For the entire year the progression was 1.2%. The slowdown compared to 1997 occurred in the first half of the year with the economy stabilizing in the second half. The weak spot was the export industries. Building and construction also remained sluggish. However, domestic demand was strong with imports growing robustly throughout 1998 at a rate of 8.8%. Consumer spending remained the main engine of growth in Switzerland with a progression of 2.3% in the final quarter of 1998. Consumer confidence remained high during the quarter, with the index continuing to hold at its highest level in 9 years.

--------------------------------------------------------------------------------

Financial Highlights (unaudited)
--------------------------------------------------------------------------------
                                           March 31, 1999     December 31, 1998
--------------------------------------------------------------------------------
  Net Assets

     (in Million SFr)                           638.2               645.5

     (in Million $)                             432.0               469.9

  Outstanding Shares
     (000)                                     24,585              24,642

  Net Asset Value
     per Share ($)                              17.57               19.07

  Dividend per Share ($)                        0.055                1.01
--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

     This background and the fact that investors did not anticipate further downside for interest rates during the first quarter of 1999 resulted in the following picture of the Swiss market.


Performance of industry groups during first quarter of 1999
--------------------------------------------------------------------------------
  Electronic & Electric Eng.                                      16.94%

  Banks                                                           15.31%

  Misc. Services                                                  10.93%

  Machinery                                                        6.96%

  Misc. Industry                                                   4.77%

  Utilities                                                        3.73%

  Building Materials &Construction                                 3.54%

  Retailers                                                       -0.62%

  Chemicals & Pharmaceuticals                                     -2.28%

  Transportation                                                  -5.66%

  Insurance                                                       -7.84%

  Foods                                                           -9.71%
--------------------------------------------------------------------------------

     Consumer confidence helped the retail and service sectors, and healthier international capital markets helped the banks. The striking underperformance of the defensive sectors (food, pharmaceuticals and insurance) was due to profit taking and group rotation.

--------------------------------------------------------------------------------
1Q99' SPI Performance Breakdown

--------------------------------------------------------------------------------

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                   Small Cap              Mid Cap              Large Cap
                    Index                  Index                 Index
1/4/99              100.00                 100.00                100.00
1/5/99              100.36                 100.48                100.00
1/6/99              100.92                 101.35                103.07
1/7/99              100.82                 100.12                101.62
1/8/99              101.12                 100.63                102.79
1/11/99             100.33                  99.30                100.73
1/12/99             100.04                  99.39                100.19
1/13/99              98.77                  96.47                 96.26
1/14/99              98.62                  96.41                 95.78
1/15/99              98.48                  97.24                 97.41
1/18/99              98.86                  97.30                 97.90
1/19/99              98.71                  96.76                 97.44
1/20/99              98.84                  97.07                 98.60
1/21/99              98.36                  96.35                 96.49
1/22/99              97.30                  95.77                 95.32
1/25/99              97.97                  95.61                 95.84
1/26/99              98.00                  96.18                 95.82
1/27/99              98.09                  96.10                 95.33
1/28/99              98.47                  96.27                 96.68
1/29/99              98.46                  96.91                 97.51
2/1/99               98.83                  97.01                 98.65
2/2/99               98.36                  97.22                 97.86
2/3/99               98.47                  97.11                 97.42
2/4/99               98.98                  96.81                 96.73
2/5/99               99.76                  96.97                 96.67
2/8/99               99.64                  96.58                 95.63
2/9/99               99.48                  95.67                 94.20
2/10/99              98.69                  95.16                 93.51
2/11/99              99.09                  95.54                 93.60
2/12/99              98.80                  96.05                 94.45
2/15/99              98.46                  96.25                 94.76
2/16/99              98.75                  96.54                 95.17
2/17/99              98.63                  95.91                 95.61
2/18/99              98.35                  95.64                 94.76
2/19/99              98.43                  95.41                 94.27
2/22/99              99.10                  96.22                 95.98
2/23/99              98.98                  96.57                 96.96
2/24/99              99.39                  96.95                 98.12
2/25/99              98.74                  96.37                 96.47
2/26/99              98.87                  96.65                 96.00
3/1/99               98.46                  96.34                 95.16
3/2/99               98.34                  95.63                 94.88
3/3/99               98.90                  95.14                 95.12
3/4/99               99.61                  95.71                 96.73
3/5/99              100.14                  96.50                 98.16
3/8/99              100.61                  96.56                 97.70
3/9/99              100.89                  96.71                 98.69
3/10/99             101.17                  97.07                 97.94
3/11/99             101.32                  98.56                 99.35
3/12/99             101.68                  99.20                 98.52
3/15/99             102.23                  99.27                 98.33
3/16/99             102.73                  98.88                 98.13
3/17/99             103.42                  99.24                 98.29
3/18/99             103.40                  99.54                 97.87
3/19/99             104.61                 100.55                 98.09
3/22/99             104.97                 100.02                 97.40
3/23/99             104.55                  98.91                 95.54
3/24/99             103.49                  98.18                 94.72
3/25/99             103.98                  99.31                 96.46
3/26/99             104.23                  99.04                 95.47
3/29/99             105.07                  99.26                 96.57
3/30/99             105.59                  99.51                 95.75
3/31/99             106.31                 100.11                 97.08


     In general the economically sensitive stocks did better due to an improved environment (expectation of the bottoming out of Asia and the stabilization of Latin America). This also sparked a reduction in the valuation gap between the mid and small cap versus the blue chip stocks.

Quarterly Results
--------------------------------------------------------------------------------
                                                            U.S.       Swiss
                                                           Dollar      Franc
--------------------------------------------------------------------------------
 The Swiss Helvetia Fund Net Asset Value                   -7.52%      -0.55%

 The Swiss Helvetia Fund Market Price                     -11.78%      -5.13%

 Swiss Performance Index                                   -6.13%       0.94%
--------------------------------------------------------------------------------

     The U.S. dollar appreciated over 7% against the Swiss Franc, mainly due to the different economic cycles of the two countries and a shift in U.S. monetary policy from accommodative to neutral. The U.S. dollar by this move regained the value it had before the global financial crisis of last year.

     During the quarter, Management made some structural changes in the Fund's portfolio. Considering the interest rate picture and its negative impact on the balance sheets of insurance companies, the weighting in this sector was reduced. The Fund's holdings in the international segment of the banking sector was also decreased. Exposure to specialized asset managers (Julius Baer, Vontobel, Bank Sarasin) which still enjoy favorable valuations combined with higher earnings quality, was increased.

     The holdings in both mid and small cap economically sensitive stocks were also increased.
                                        3
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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Corporate activity

     The main event was the cancellation of the announced merger between Algroup and Germany's Viag as a result of Viag's revised valuation of Algroup. Kuoni announced a merger with First Choice Holidays Plc (UK). If completed, the transaction will create the second largest travel group in Europe.

     Swiss companies, especially the second-tier companies, continued to implement share buy-back programs, reaffirming a preoccupation with maximizing shareholder value.

Outlook

     Swiss domestic demand is expected to remain strong, the latest statistics confirming high consumer confidence. Increased demand from Asia and Latin America where economies are expected to improve as a result of better access to financing (reduction in yield spread) will be a greater benefit to the Swiss economy, relatively speaking, than to its neighbor, the EMU (30% of Switzerland's economic output depends on exports, compared with 13% for Euroland).

--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of March 31, 1999
--------------------------------------------------------------------------------
                                        Cost        Market Value     % of Total
                                      in U.S.$        in U.S.$       Net Assets
--------------------------------------------------------------------------------

 1. Novartis Ltd.                   $ 30,098,514    $ 84,519,361       19.6%

 2. Roche Holdings AG                 15,895,280      69,037,707       16.0

 3. Nestle AG                         17,348,232      49,149,066       11.4

 4. Credit Suisse Group                7,207,699      20,926,076        4.8

 5. Zurich Allied Ltd.                 5,196,372      20,514,487        4.8

 6. Swiss Reinsurance Company          4,294,937      20,396,696        4.7

 7. UBS AG                             5,933,331      19,831,438        4.6

 8. ABB Asea Brown Boveri Ltd.         8,890,598      10,603,845        2.5

 9. Holderbank Financiere Glarus AG    7,136,284       8,962,903        2.1

10. Adecco SA                          5,527,562       8,134,308        1.9

     Total                          $107,528,809    $312,075,887       72.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Portfolio Holdings per Industry
as of March 31, 1999
--------------------------------------------------------------------------------
 Life Sciences                     19.6%
 Pharmaceuticals                   16.8
 Banks                             13.1
 Food & Luxury Goods               12.0
 Insurance                         11.0
 Cash and Equiv.                    7.0
 Electrical Engineering
   and Electronics                  4.3
 Misc. Services                     4.1
 Chemicals                          2.5
 Machinery                          2.5
 Building Contractors
   & Materials                      2.3
 Misc. Industries                   2.0
 Retailers                          1.3
 Telecommunications                 1.1
 Bonds                              0.3
 Transport                          0.1
--------------------------------------------------------------------------------

     This environment will favor economically sensitive stocks. Management believes that it will also allow the valuation gap between the large caps and the rest of the market to narrow further. Since interest rates have reached their cyclical low, the price to earnings ratios of growth stocks will probably stop expanding, the value of their future cash flow being eroded by higher discount rates over time. On the other side companies sensitive to economic cycles, a large part of the mid and small cap sectors, will see their valuations increase because there will be more room for earnings growth expectations to be revised upward. In addition, the earnings at smaller companies have been less volatile than the average of the market over the last 10 years. The market should also reward this.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

     For the whole Swiss market 1999 earnings progression should be between 10% and 15% (in normal circumstances). Most of the companies that had a difficult second half of 1998 should be able to prevent further deterioration of sales during the first half of 1999 and resume growth in the second half.

Buy-back of The Swiss Helvetia Fund Inc. shares

     As mentioned in our Annual Report, on February 5, 1999, the Board of Directors authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange during the balance of 1999. As of March 31, 1999, the Fund had repurchased 56,600 shares at an average price of $14.754 and an average discount of 17.647%. This had the result of enhancing shareholder value by $178,969.

Sincerely,

/s/ Paul Hottinguer
------------------------------------
Paul Hottinguer
Chairman and Chief Executive Officer



/s/ Rodolphe Hottinger
------------------------------------
Rodolphe Hottinger
President and Chief Operating Officer


May 3, 1999

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets                                           March 31, 1999
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares         Security                                       Value     Assets
--------------------------------------------------------------------------------

        Common Stocks and Warrants - 92.7%

        Banks - 13.1%

  1,800 Julius Baer Holding Ltd.
        Bearer Shares                                     $  5,847,685     1.4%
        Banking group specializing in asset
        management, investment consulting and
        securities trading.
        (cost $2,973,010)

  2,400 Bank Sarasin & Co.
        Registered Shares                                    4,045,492     1.0
        A bank specializing in investment advisor services and portfolio management for private and institutional customers in
        Europe.
        (cost $2,177,571)

112,000 Credit Suisse Group(1)
        Registered Shares                                   20,926,076     4.8
        A global financial services institution
        whose main holding is Credit Suisse.
        (cost $7,207,699)

  1,320 Oz Holding
        Bearer Shares                                        1,206,336     0.3
        Provides brokerage and banking
        services, specializing in Swiss futures
        and options.
        (cost $1,199,169)

        UBS AG
 60,000 Warrants Expiring 6/30/00(2)                         1,011,373     0.2
        (cost $605,422)

 63,000 Registered Shares Ltd.                              19,831,438     4.6
        Results of the merger of Basel-based
        Swiss Bank Corp. and Zurich-based
        Union Bank of Switzerland. The group
        operates globally and has five core
        business units: Private Banking,
        Institutional Asset Management,
        Investment, Private and Corporate
        Customers, and Private Equity.
        (cost $5,933,331)

  4,000 Valiant Holding AG
        Registered Shares                                    1,865,692     0.4
        The largest regional bank of Switzerland with activities focused on mortgage loans and commercial business with small and mid-sized companies.
        (cost $1,916,008)

  1,000 Vontobel Holding Ltd.
        Bearer Shares                                        1,800,704     0.4
        Provides investment, banking and
        consulting services to private and
         institutional customers.
        (cost $1,821,562)
                                                          ------------   -----
                                                            56,534,796    13.1

        Building Contractors & Materials - 2.3%

  2,000 Forbo Holdings Ltd. SA
        Registered Shares                                      832,656     0.2
        Manufactures building materials and
        decorative home products.
        (cost $854,298)

  8,000 Holderbank Financiere Glarus AG(1)
        Bearer Shares                                        8,962,903     2.1
        Large cement producer with worldwide
        operations.
        (cost $7,136,284)
                                                          ------------   -----
                                                             9,795,559     2.3

        Chemicals - 2.5%

 16,000 Ciba Specialty Chemicals Inc.
        Registered Shares                                    1,245,600     0.3
        Develops, manufactures and markets
        specialty chemical products worldwide.
        These products include additives,
        performance polymers, textile dyes,
        consumer care chemicals and pigments.
        (cost $108,644)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets  (continued)                              March 31, 1999
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares         Security                                       Value     Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants - (continued)

        Chemicals - 2.5%

 11,000 Clariant AG
        Registered Shares                                 $  5,182,778     1.2%
        Specializes in color chemistry and
        manufactures a range of dyestuffs,
        pigments, chemicals, additives and
        masterbatches for the textile, paper,
        leather, plastics, synthetic fibers and
        print industries.
        (cost $2,813,989)

    200 Ems Chemie Holding AG
        Bearer Shares(2)                                       991,064     0.2
        Produces polymers and manufactures
        high-grade chemical intermediates and
        fine chemicals.
        (cost $766,308)
    650 Gurit-Heberlein AG
        Bearer Shares                                        1,628,080     0.4
        European market leader for wind screen
        bonding systems, ski based and optically pure thermoplastic sheeting for the auto industry.
        (cost $1,437,396)

  7,000 Sika Finanz AG
        Bearer Shares                                        1,869,415     0.4
        Leading producer of construction
        chemicals.
        (cost $1,877,743)
                                                          ------------  ------
                                                            10,916,937     2.5

        Electrical Engineering & Electronics - 4.1%

  8,000 ABB Ltd.(1)
        Bearer Shares                                       10,603,845     2.5
        One of the largest electrical engineering firms in the world.
        (cost $8,890,598)

  2,000 Belimo Automation AG
        Registered Shares                                      611,969     0.1
        World market leader in damper and
        volume control actuators for ventilation and air conditioning equipment.
        (cost $433,378)

 10,000 Logitech International SA
        Registered Shares                                    1,252,369     0.3
        Manufactures personal computer input
        devices, as well as producing trackballs, desktop publishing programs, and related software.
        (cost $1,313,833)

  4,000 Saia-Burgess Electronics Holding AG
        Registered Shares(2)                                   999,188     0.2
        Develops and produces switches,
        motors, and programmable control
        devices. Products are mainly used in the automobile, heating and air conditioning and telecommunications industries.
        (cost $986,280)

  5,000 Swatch Group
        Bearer Shares                                        3,181,695     0.7
        Manufactures watches, watch
        components and microelectronics.
        Produces machine tools for scientific,
        medical and industrial use with
        worldwide operations.
        (cost $3,047,192)

 10,000 Swisslog Holding Inc.
        Registered Shares                                    1,140,672     0.3
        Provides turnkey delivery of automated
        material handling systems, storage,
        order picking and transport systems.
        Delivers its systems to production,
        distribution and service companies
        throughout Europe.
        (cost $824,146)
                                                          ------------  ------
                                                            17,789,738     4.1

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                               March 31, 1999
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares         Security                                       Value     Assets
--------------------------------------------------------------------------------

        Common Stocks and Warrants - (continued)

        Food & Luxury Goods - 12.0%



  2,000 Hero AG
        Bearer Shares                                     $  1,018,142     0.2%
        Leading Swiss manufacturer of branded
        jams and preservatives.
        (cost $1,058,807)

     60 Lindt & Sprungli AG
        Registered Shares                                    1,705,930     0.4
        Major manufacturer of premium Swiss
        chocolates.
        (cost $1,196,399)

 27,000 Nestle AG(1)
        Registered Shares                                   49,149,066    11.4
        Largest food and beverage processing
        company in the world.
        (cost $17,348,232)
                                                          ------------  ------
                                                            51,873,138    12.0
        Insurance - 11.0%

  5,000 Baloise-Holding
        Registered Shares                                    4,298,673     1.0
        Medium-sized insurer active in all
        sectors of insurance.
        (cost $1,981,492)

  6,000 Generali (Switzerland) Holding
        Registered Shares                                    2,156,783     0.5
        An insurance, financial and real estate
        services company.
        (cost $2,243,128)

  9,200 Swiss Reinsurance Co.(1)
        Registered Shares                                   20,396,696     4.7
        Second largest reinsurance company
        in the world.
        (cost $4,294,937)

 32,000 Zurich Allied Ltd.(1)
        Registered Shares                                   20,514,487     4.8
        A large worldwide insurance operator.
        (cost $5,196,372)
                                                          -------------  -----
                                                            47,366,639    11.0

        Life Sciences - 19.6%

 52,000 Novartis Ltd.(1)
        Registered Shares                                   84,519,361    19.6
        Life science group created by the
        consolidation of Sandoz and Ciba-Geigy.
        Manufactures health care products for
        use in broad range of medical fields, as
        well as agricultural products, baby food
        and clinical nutrition products.
        (cost $30,098,514)
                                                          ------------  ------
                                                            84,519,361    19.6


        Machinery - 2.5%

  1,200 Bucher Holding Ltd.
        Bearer Shares                                          991,064     0.2
        Manufacturer of agricultural machines,
        special vehicles, fruit juice equipment
        and plastic machines.
        (cost $798,266)

  4,000 Feintool International Holding
        Registered Shares                                      831,303     0.2
        Supplier of integrated systems for fine-blanking and forming technologies.
        (cost $846,622)

  6,000 Georg Fischer AG
        Registered Shares                                    1,990,252     0.5
        A mechanical engineering group that is a market leader in vehicle engineering and pipeline systems.
        (cost $1,914,911)

  7,000 Mikron Holding AG
        Registered Shares                                    1,672,759     0.4
        Machine tools and milling machine
        producer.
        (cost $1,001,058)

  1,700 Rieter Holding AG
        Registered Shares                                      968,995     0.2
        Leading supplier of spinning machinery
        for the textile industry.
        (cost $569,618)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                               March 31, 1999
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares         Security                                       Value     Assets
--------------------------------------------------------------------------------

        Common Stocks and Warrants (continued)

        Machinery (continued)

  1,000 Saurer Inc.
        Registered Shares                                    $ 500,948     0.1%
        Machinery maker with dominant market
        share.
        (cost $398,725)

  1,800 Schindler Holding AG
        Registered Shares                                    2,801,381     0.7
        One of the world's largest elevator
        companies and a leading Swiss
        machinery enterprise.
        (cost $2,258,043)

  1,800 SIG Swiss Industrial Co.
        Holding Ltd. AG
        Registered Shares                                    1,035,743     0.2
        Medium-sized machinery manufacturer
        with interests in packaging, defense and
        railway industries.
        (cost $1,113,667)
                                                          ------------  ------
                                                            10,792,445     2.5

        Miscellaneous Industries - 2.2%

  3,800 Alusuisse-Lonza Group Ltd.
        Registered Shares                                    4,187,923     1.0
        A major aluminum producing and
        processing company.
        (cost $2,765,161)

 10,000 Gretag-Imaging Holding AG
        Registered Shares                                      871,581     0.2
        Manufactures image processing
        equipment and systems.
        (cost $901,795)

  3,000 Gretag-Macbeth Holding Ltd.
        Registered Shares                                      934,200     0.2
        Offers a spectrum of benchtop and
        portable color measurement
        instrumentation, color formulation and
        color quality control systems, densi-
        tometers and visual color standards.
        (cost $957,950)

  6,000 Huber & Suhner AG
        Registered Shares                                    1,815,597     0.4
        Manufactures a wide range of products,
        extending from cables for energy and
        electrical transmission to special
        products such as rubber.
        (cost $1,904,277)

  1,500 Komax Holding AG
        Registered Shares                                      647,847     0.1
        World leading manufacturer of wire
        processing machines.
        (cost $604,653)

  2,500 Phoenix Mecano AG
        Bearer Shares                                        1,188,059     0.3
        Leading Swiss packaging manufacturer
        for the mechanical engineering and
        electronics industry.
        (cost $1,179,117)
                                                          ------------  ------
                                                             9,645,207     2.2

        Miscellaneous Services - 4.1%

 16,000 Adecco SA(1)
        Bearer Shares                                        8,134,308     1.9
        Leading personnel and temporary
        employment company.
        (cost $5,527,562)

  2,500 Compagnie Financiere Richemont AG
        Bearer Shares                                        4,163,282     0.9
        Investment company with principal
        interests in luxury goods and tobacco.
        (cost $1,622,497)

    700 Kuoni Travel Holding Ltd.
        Registered Shares                                    2,606,282     0.6
        Leader in the Swiss travel and tourism
        sector with subsidiaries in the United
        Kingdom, Germany, France and Austria.
        (cost $1,525,845)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                               March 31, 1999
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares         Security                                       Value     Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants - 92.7%

        Miscellaneous Services (continued)



  2,400 Moevenpick Holding Ltd.
        Bearer Shares                                     $  1,259,139     0.3%
        Through its subsidiaries, invests in the hotel and restaurant business worldwide.
        The company also produces food items
        under the Moevenpick name, including
        ice cream, coffee, salmon, and jams.
        (cost $829,529)

  4,000 PubliGroupe Ltd.
        Participation Certificates                           1,735,716     0.4
        Largest Swiss advertising intermediary.
        (cost $777,588)
                                                          ------------  ------
                                                            17,898,727     4.1

        Pharmaceuticals - 16.8%

  2,500 Ares Serono SA
        Bearer Shares                                        3,714,798     0.8
        Develops and markets pharmaceutical
        and diagnostic products, and is the
        worldwide market leader in
        pharmaceutical products for the
        treatment of infertility.
        (cost $2,944,367)

  5,650 Roche Holding AG(1)
        Dividend Rights Certificates                        69,037,707    16.0
        Worldwide pharmaceutical company.
        (cost $15,895,280)
                                                          ------------  ------
                                                            72,752,505    16.8

        Retailers - 1.3%

  2,500 Bon appetit Holding AG
        Registered Shares                                    1,311,603     0.3
        Swiss market leader that operates
        "Cash and Carry".
        (cost $1,008,766)

  1,500 Jelmoli Holding Ltd.
        Bearer Shares                                        1,425,670     0.3
        Operates a network of retail/service
        outlets throughout Switzerland, including local dry cleaners, auto body shops, opticians, interior decorators, travel agencies, restaurants, pharmacies, and retailers.
        (cost $888,220)

  6,000 Usego-Hofer Curti AG
        Registered Shares                                    1,122,055     0.3
        Wholesales and distributes food
        products to its own stores, independent
        retailers and franchise shops throughout
        Switzerland and Austria.
        (cost $1,291,465)

  7,000 Valora Holding AG
        Registered Shares                                    1,649,066     0.4
        Operates restaurants, food vending
        machines and specialty retail stores.
        (cost $1,601,686)
                                                          ------------  ------
                                                             5,508,394     1.3

        Telecommunications - 1.1%

 12,000 Swisscom AG(2)
        Registered Shares                                    4,695,370     1.1
        Operates public telecommunication
        networks and offers network application
        services.
        (cost $3,992,961)
                                                          ------------  ------
                                                             4,695,370     1.1

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                               March 31, 1999
(Unaudited)

                                                                        Percent
No. of                                                                  of Net
Shares         Security                                       Value     Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants (concluded)

        Transport - 0.1%

  2,500 SAir Group Holding Ltd.
        Registered Shares                                 $    539,027     0.1%
        Switzerland's largest airline company.
        (cost $463,168)
                                                          ------------  ------
                                                               539,027     0.1
        Total Common Stocks and Warrants
        (Cost $173,324,539)                               $400,627,843    92.7%
                                                          ------------  ------

        Convertible Bond - 0.3%

 16,000 SAir Group Holding Ltd. Convertible
        0.25%, 7/8/02 (Cost $1,253,642)                   $  1,124,831     0.3%
                                                          ------------  ------

        Total Investments
        (Cost $174,578,181)                                401,752,674    93.0

        Other Assets in Excess of Liabilities               30,275,980     7.0
                                                          ------------  ------
        Net Assets Applicable to 24,585,432
        Shares of Common Stock Outstanding                $432,028,654   100.0%
                                                          ============  ======

        Net Asset Value Per Share
        ($432,028,654 divided by 24,585,432)                    $17.57
                                                                ======

--------------------------------------------------------------------------------
     (1)  One of the ten largest portfolio holdings.
     (2)  Non-income producing security.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

            Dividend Reinvestment Plan and Stock Repurchase Programs
            --------------------------------------------------------

The Dividend Reinvestment Plan offers you a convenient and automatic way to reinvest your income dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact the Fund's transfer agent at PFPC, Inc., P.O. Box 8950, Wilmington, DE, 19899, (800) 852-4750. If your shares are held by your brokerage firm, please contact your investment representative.

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

On February 5, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange during the balance of 1999. The Board ofDirectors and Management expect to make these purchases from time to time. The principal purpose of the repurchases is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. This may also have the effect of temporarily reducing the current discount of approximately 18 percent.

                              -------------------

Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


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